SF-87799 v1
CONTACT:
Jennifer Harrity
friendlyway, Inc.
1255 Battery Street, Suite 200
Levi's Plaza
San Francisco, CA 94111
USA
Toll-free in U.S. (866) 546-7548
Tel: (415) 248-8017
Fax: (415) 288-3334
E-mail: jharrity@friendlywayinc.com

friendlyway Acquires I/O Digital Networks to form its new friendlyway Media business unit friendlyway expands its self-service kiosk customization capabilities by integrating multimedia content and application design services SAN FRANCISCO, Calif. /December 21, 2004 -- friendlyway, Inc. (www.friendlywayinc.com), developer and marketer of intelligent self-service solutions for friendly customer communication, today rounded out its kiosk solutions by introducing its new business unit, "friendlyway Media". Formerly I/O Digital Networks, the new business unit will support friendlyway's Interactive Systems and Event Services business divisions by providing multimedia and digital signage services customized to client specific needs and strengthen friendlyway's total solutions offerings.

friendlyway, Inc. has engaged Loren Simpelo as Creative Director and Norman Liang as Director of friendlyway Media. With 10 years of experience in designing interactive and multimedia content for retail, store, and online environments, Simpelo will assist the ongoing efforts to infuse friendlyway`s self-service solutions with cutting-edge interactive design. Liang, who will serve as director of the business unit provides proven leadership and experience in driving growth in new media products and services.

"With friendlyway Media and the talent of I/O Digital Network's technologists and designers, we can now provide in-house multimedia services to our clients that, in combination with our Interactive Information Stations (IIS)(TM), will help our clients attract, engage, and inform their customers in much more exciting and engaging ways," says friendlyway Media Director, Norman Liang.

According to Business 2.0, analysts predict an annual 50 percent growth rate and a total volume of more than $2 billion for the digital signage market by 2006. The ability to serve this market effectively will ensure friendlyway's success in the long term. Alexander von Welczeck, President and CEO, adds: "Acquiring I/O Digital Networks was an important move for friendlyway that expands our capabilities, to provide total end-to-end self-service solutions for customers from software design to system integration to service and tech support. We can now support our clients with not only self-service solutions, but also robust digital signage solutions and the corresponding multimedia content that support their strategic marketing communications and provide long-term value at a compelling total cost of ownership."
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friendlyway, Inc. is a full-service solution provider of interactive customer communications systems and applications that support targeted marketing programs at points of sale, service, and information. Our integrated platforms allow our clients to efficiently deliver multimedia content to their audiences via interactive devices and displays. Our goal is to support our clients by streamlining their workflows using displays to do more. friendlyway's value-added services provide the Company with a steady recurring revenue stream while increasing customer loyalty, providing an integral part of the Company's growth. Recently, the company completed a reverse merger of Biofarm, Inc (NASDAQ/OTC Bulletin Board: BIOF.OB - News). For more information on friendlyway, please contact us at 1-866-KIOSK4U or visit us on the Web at http://www.friendlyway.com.

Safe Harbor Statement:
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended including statements regarding Friendlyway's anticipated revenue, growth in Friendlyway's target market, and market trends favorable to friendlyway. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. Important factors that could cause actual results to differ materially from the forward-looking statements include the Company's need to obtain substantial additional capital (through financings or otherwise) to fund its operations, fluctuations in the Company's business results, and changes in the markets it serves. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.